UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


             -------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 21, 2004

                            INFORMATION HOLDINGS INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         1-14371                     06-1518007
    --------                         -------                     ----------
(State or other                (Commission File                (IRS Employer
jurisdiction of                      Number)                Identification  No.)
incorporation)


                2777 Summer Street, Suite 602, Stamford, CT 06905
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (203) 961-9106
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
        ------------------------------------------

     On May 21, 2004, Information Holdings Inc., a Delaware corporation ("Information Holdings"), issued a press release responding to market rumors (the "Press Release"). The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing is qualified in its entirety by reference to such document.

Item 7. Financial Statement and Exhibits.
        ---------------------------------

     (c) Exhibits.
         --------

          99.1 The Press Release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFORMATION HOLDINGS INC.
Date:  May 21, 2004
                                        By: /s/ Vincent A. Chippari
                                            ------------------------------
                                        Name:  Vincent A. Chippari
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                             Description

99.1      Press Release issued by Information Holdings Inc. on May 21,
          2004.


                                      -5-